Court File No. 06-CL-6290

                                     ONTARIO
                            SUPERIOR COURT OF JUSTICE
                                  COMMERCIAL LIST

BETWEEN:

                      ADVANCED REFRACTIVE TECHNOLOGIES INC.
                                                                       Plaintiff

                                       and

               MICHAEL HENNESSEY, KAREN MAN LAM, SONIA AZARGIVE,
      FREDERICK LY, BILL REILLY, a.k.a. William Reilly, MICHAEL CIAVARELLA,
        BROOKSTREET CAPITAL CORP., KALSON JANG, SUN OAK DEVELOPMENTS INC.,
       EMPIRE GLOBAL CORP., PENDER INTERNATIONAL INC., TRILLION FINANCIAL CORP.,
              TERENCE HOLDING INC., and KAMPOSSE FINANCIAL CORP.
                                                                      Defendants


                                     CONSENT


By their respective solicitors, the Plaintiff, Advanced Refractive Technologies Inc. and the Defendants, Michael Ciavarella and Empire Global Corp., consent to a Notice of Discontinuance in the form annexed hereto as Schedule "A":



DATED AT TORONTO, ONTARIO this 22nd day of June, 2010

                                           SOLMON ROTHBART GOODMAN LLP
                                           Barristers


                                           Per: /s/ Raffaele Sparano
                                           --------------------------------
                                                    Raffaele Sparano
                                           Lawyers for Plaintiff,
                                           Advanced Refractive Technologies Inc.




DATED AT WOODBRIDGE, ONTARIO this 16th day of June, 2010

                                           POMER & BOCCIA


                                           Per: /s/ David Pomer
                                           --------------------------------
                                                    David Pomer
                                           Lawyers for the Defendants,
                                           Empire Global Corp. and
                                           Michael Ciavarella